SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: June 28, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-4)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-5328

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-4
                    -----------------------------------------

                                  June 28, 1999

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                     --------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        ---------------------------------

      On June 28, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before June 1, 1999) as of June 1, 1999 of $351,655,693.89. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $17,582,784.69. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of June 1, 1999 was 951. The weighted average Note Rate of the Mortgage Loans as of June 1, 1999 was 7.084%. The weighted average remaining term to stated maturity of the Mortgage Loans as of June 1, 1999 was 353.02 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to August 1, 1987 or after June 1, 1999.

      None of the Mortgage Loans has a scheduled maturity later than June 1, 2029. Each Mortgage Loan has an original principal balance of not less than $110,400 nor more than $994,000. Mortgage Loans having an aggregate Adjusted Balance of $24,611,027 as of June 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of June 1, 1999 was 71.8%. No more than $4,033,980 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated June 23, 1999 and the Prospectus, dated June 23, 1999 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1999-4.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

of the borrower ("Mortgagor"). The sole basis for such determination is either
(a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 50% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $13,193,231 and $338,462,463, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.505% and 7.107%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.21 months and 352.90 months, respectively.

      The Special Hazard Loss Amount as of June 1, 1999 was $3,879,143.00.

      The Fraud Loss Amount as of June 1, 1999 was $3,516,556.94

      The Bankruptcy Loss Amount as of June 1, 1999 was $101,931.00.

      The aggregate Initial Principal Amount of the Class A Certificates as of June 1, 1999 was $336,710,326.49.

      The aggregate Initial Principal Amount of the Class M Certificates as of June 1, 1999 was $7,384,700.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of June 1, 1999 was $2,989,100.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of June 1, 1999 was $1,582,400.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of June 1, 1999 was $1,230,800.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of June 1, 1999 was $879,200.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of June 1, 1999 was $879,167.40.

      The Subordinated Certificate Percentage is 4.250000116499%.*

      The Class M Subordination Percentage is 2.150019900535%.*

      The Class B-1 Subordination Percentage is 1.300012335768%.*

      The Class B-2 Subordination Percentage is 0.850026731242%.*

      The Class B-3 Subordination Percentage is 0.500025289097%.*

      The Class B-4 Subordination Percentage is 0.250008009333%.*



---------------------
    * Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of June 1, 1999.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                          Number of            Aggregate Principal
Year Originated             Loans             Balances Outstanding
---------------             -----             --------------------

  1987                        2                 $        767,430
  1988                        1                          206,577
  1989                        1                          392,876
  1992                        2                          533,382
  1994                        1                          284,118
  1995                       16                        5,025,521
  1996                       20                        6,749,165
  1997                       32                       11,885,939
  1998                       21                        8,377,491
  1999                      855                      317,433,195

  Total                     951                     $351,655,694
                            ===                     ============



                 TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                       Number of             Aggregate Principal
Dwelling Unit                   Loans               Balances Outstanding
-------------                   -----               --------------------

Detached houses                   876                   $326,979,989
Multi-family Dwellings*             8                      3,305,469
Townhouses                         20                      6,418,215
Condominium Units (one to
four stories high)                 15                      4,685,308
Condominium Units (over
four stories high)                 11                      3,479,621
Cooperative Units                  21                      6,787,092
                                   --                      ---------

Total                             951                   $351,655,694
                                  ===                   ============


------------------
* Multi-family dwellings are 2-family and 3-family

            NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of              Number of             Aggregate Principal
Dwelling Unit         Loans                Balances Outstanding
-------------         -----                --------------------

1-family                943                    $348,350,225
2-family                  7                       2,865,787
3-family                  1                         439,682
                          -                         -------

Total                   951                    $351,655,694
                        ===                    ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal               Number of      Aggregate Principal
Balance by Loan Size                  Loans        Balances Outstanding
--------------------                  -----        --------------------

$149,999 and Under                      1        $        110,214
$150,000 through $199,999               1                 184,471
$200,000 through $249,999              29               6,975,454
$250,000 through $299,999             297              81,930,305
$300,000 through $349,999             219              71,015,333
$350,000 through $399,999             141              53,218,820
$400,000 through $449,999              87              36,880,722
$450,000 through $499,999              60              28,659,021
$500,000 through $549,999              32              16,885,620
$550,000 through $599,999              26              14,992,450
$600,000 through $649,999              16              10,109,089
$650,000 through $699,999              27              18,601,770
$700,000 through $749,999               7               5,096,347
$750,000 through $799,999               2               1,546,138
$800,000 through $849,999               1                 836,692
$850,000 through $899,999               3               2,671,510
$900,000 through $949,999               1                 948,513
$950,000 through $999,999               1                 993,225
$1,000,000 and over                     0                       0
                                        -                       -

Total                                 951            $351,655,694
                                      ===            ============

                 DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan         Number of       Aggregate Principal
Note Rate              Loans          Balances Outstanding
---------              -----          --------------------

6.25% - 6.50%            19         $     7,395,396
6.51% - 7.00%           426             155,081,829
7.01% - 7.50%           484             182,043,388
7.51% - 8.00%            22               7,135,081
                         --               ---------

Total                   951            $351,655,694
                        ===            ============




                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION


                           Number of          Aggregate Principal
Loan-to-Value Ratio         Loans             Balances Outstanding
-------------------         -----             --------------------

65.00% and Below              212               $  86,615,539
65.01% - 75.00%               269                  96,508,095
75.01% - 80.00%               391                 143,921,033
80.01% - 85.00%                12                   4,081,198
85.01% - 90.00%                61                  18,915,759
90.01% - 95.00%                 6                   1,614,070
                                -                   ---------

Total                         951                $351,655,694
                              ===                ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                 Number of       Aggregate Principal
State                             Loans          Balances Outstanding
-----                             -----          --------------------

Alabama                              4         $       1,279,800
Arizona                              7                 2,226,057
Arkansas                             2                   778,845
California                         402               151,211,933
Colorado                            23                 8,305,428
Connecticut                         37                17,081,917
Delaware                             2                   830,218
District of Columbia                 6                 2,047,723
Florida                             14                 5,256,176
Georgia                             35                12,415,851
Hawaii                               1                   397,827
Idaho                                1                   382,370
Illinois                            36                13,481,086
Indiana                              1                   337,723
Kansas                               1                   280,869
Kentucky                             1                   339,728
Louisiana                            2                   593,697
Maryland                            32                10,505,899
Massachusetts                       29                11,703,043
Michigan                             6                 2,033,710
Minnesota                            5                 1,609,107
Missouri                             9                 3,195,473
Nebraska                             1                   305,148
Nevada                               5                 2,067,960
New Hampshire                        1                   424,039
New Jersey                          31                11,011,027
New Mexico                           5                 1,599,274
New York                           114                42,059,909
North Carolina                      32                11,205,780
Ohio                                 3                 1,121,611
Oregon                               1                   380,296
Pennsylvania                         6                 1,925,058
South Carolina                       4                 1,425,586
Tennessee                           11                 3,678,210
Texas                               12                 3,959,251
Utah                                 7                 2,691,155
Virginia                            46                15,908,582
Washington                          13                 4,617,582
Wisconsin                            2                   720,914
Wyoming                              1                   259,832
                                     -                   -------

Total                              951              $351,655,694
                                   ===              ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CITICORP MORTGAGE SECURITIES, INC.
                              (Registrant)

                             By: /s/ John H. Outland
                                 -------------------
                                 John H. Outland
                                 Senior Vice President


Dated: June 28, 1999